Exhibit 10.1

NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT, dated as of the date of acceptance set forth below, is entered into by and between Scorpius Holdings, Inc., a Delaware corporation, with headquarters located at 627 Davis Drive, Suite 300, Morrisville, North Carolina 27560 (the “Company”), and Elusys Holdings Inc., a Delaware corporation, with offices located at 7700 Congress Avenue, Suite 2207, Boca Raton, Florida 33487 (the “Buyer”).

W I T N E S S E T H:

WHEREAS, the Company and the Buyer are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration afforded, inter alia, by Regulation 506 under Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”), and/or Section 4(a)(2) of the 1933 Act;

WHEREAS, the Buyer wishes to purchase, upon the terms and subject to the conditions of this Agreement) the Company’s 1% promissory note due July 1, 2024 in the principal amount of $750,000.00, in the form attached as Exhibit A hereto (the “Note”);

WHEREAS, on January 26, 2024, the Company issued and sold to Buyer a 1% convertible promissory note in the principal amount of $2,250,000 (the “Prior Note”); and

WHEREAS, the Company and Buyer wish to amend and restate the Prior Note, in the form attached as Exhibit B hereto (the “Restated Note”, and together with the Prior Note, the “Notes”), to amend Section 2(b) thereof and extend its maturity date to September 1, 2025.

NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. AGREEMENT TO PURCHASE NOTE AND ISSUE RESTATED NOTE; PURCHASE PRICE.

a. Purchase. The Buyer hereby agrees to purchase the Note from the Company. The purchase price for the Note shall be Seven Hundred and Fifty Thousand Dollars ($750,000.00) and shall be payable in United States Dollars.

b. Restated Note. The Company and the Buyer hereby agree to exchange the Prior Note for the Restated Note pursuant to Rule 3(a)(9) under 1933 Act. The Company shall issue the Restated Note to Buyer upon its receipt from Buyer of the original executed copy of the Prior Note. Upon the issuance of the Restated Note, the Prior Note shall be cancelled and deemed to be null and void.

c. Form of Payment. The Buyer shall pay the purchase price for the Note by wiring immediately available good funds in United States Dollars to the Company at {insert wire instructions}.

2. BUYER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

The Buyer represents and warrants to, and covenants and agrees with, the Company as follows:

a. The Buyer is purchasing the Notes for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof;

b. The Buyer is (i) an “accredited investor” as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), and (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iv) able to afford the entire loss of its investment in the Note;

c. All subsequent offers and sales of the Notes by the Buyer shall be made pursuant to registration under the 1933 Act or pursuant to an exemption from registration;

d. The Buyer understands that the Notes are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying upon the truth and accuracy of, and the Buyer’s compliance with, the representations, warranties, agreements, acknowledgements and understandings of the Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of the Buyer to acquire the Note;

e. The Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Notes which have been requested by the Buyer. The Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Buyer has also had the opportunity to obtain and to review the Company’s Current Reports on Form 8-K and Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (the “SEC Documents”).

f. The Buyer understands that its investment in the Notes involves a high degree of risk;

g. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Note;

h. This Agreement has been duly and validly authorized, executed and delivered on behalf of the Buyer and is a valid and binding agreement of the Buyer enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors’ rights generally.

3. COMPANY REPRESENTATIONS, ETC.

The Company represents and warrants to the Buyer that:

a. Reporting Company Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary other than those jurisdictions in which the failure to so qualify would not have a material and adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company. The Company has registered its Common Stock pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

b. Authorization. This Agreement and the transactions contemplated hereby have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement and the Notes, when executed and delivered by the Company, will each be, a valid and binding agreement of the Company enforceable in accordance with its terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors’ rights generally.

4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

a. Transfer Restrictions. The Buyer acknowledges that (1) the Notes have not been registered under the provisions of the 1933 Act and may not be transferred unless (A) subsequently registered thereunder, as provided for herein, or (B) the Buyer shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Notes to be sold or transferred may be sold or transferred pursuant to an exemption from such registration.

b. Restrictive Legend. The Buyer acknowledges and agrees that the Notes shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer thereof):

[THIS SECURITY HAS] [NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS CONVERTIBLE HAVE] NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

c. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Note to the Buyer under any United States laws and regulations, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Buyer promptly after such filing.

5. GOVERNING LAW: MISCELLANEOUS. This Agreement shall be governed by and interpreted in accordance with the laws of the State of Delaware. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

6. NOTICES. All notices, requests, claims, demands and other communications hereunder shall be given (and shall be deemed to have been duly given upon receipt) by hand delivery, by prepaid overnight courier (providing written proof of delivery), by electronic transmission or by certified or registered mail (return receipt requested and first class postage prepaid), addressed as follows (or at such other address for a Party as shall be specified by like notice):

COMPANY: Scorpius Holdings, Inc.

627 Davis Drive, Suite 300

Morrisville, North Carolina 27560

Email:

with copies (which shall not constitute notice) to:

Blank Rome LLP

1271 Avenue of the Americas

New York, New York 10020

Attention: Leslie Marlow, Esq.

Email:

BUYER:

Elusys Holdings Inc.

7700 Congress Avenue, Suite 2207

Boca Raton, Florida 33487

Attention: Jeff Wolf

Email:

with copies (which shall not constitute notice) to:

Thompson Hine LLP

300 Madison Avenue, 27th Floor

New York, New York 10017-6232

Attention: Faith Charles, Esq.

Email:

At the address set forth on the signature page of this Agreement.

7. SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.

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IN WITNESS WHEREOF, this Agreement has been duly executed by the Buyer or one of its officers thereunto duly authorized as of the date set forth below.

ELUSYS HOLDINGS INC.

By:_/s/ Jeffrey Wolf______________

Name: Jeffrey Wolf

Title: Chief Executive Officer

Dated: May 1, 2024

This Agreement has been accepted as of the date set forth below.

SCORPIUS HOLDINGS, INC.

By:_/s/ William Ostrander____________

Name: William Ostrander

Title: Chief Financial Officer

Dated: May 1, 2024